================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                               GRAHAM CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                               GRAHAM CORPORATION
                               20 FLORENCE AVENUE
                            BATAVIA, NEW YORK 14020

                         ------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 8, 1997

                         ------------------------------

     The Annual Meeting of Stockholders (the "Annual Meeting") of Graham Corporation ("Graham") will be held at the Industrial Management Council, 930 East Avenue, Rochester, New York on Thursday, May 8, 1997 at 11:00 a.m. for the following purposes:

     1. To elect three directors to hold office until the Annual Meeting of Stockholders in 2000;

     2. To ratify the appointment of Deloitte & Touche as Graham's independent accountants for the period January 1, 1997 through March 31, 1997 and for the fiscal year ending March 31, 1998; and

     3. To transact such other business as may properly come before the meeting.

     Stockholders of record at the close of business on March 21, 1997 are entitled to notice of, and to vote at, the Annual Meeting.

     A complete list of stockholders entitled to be present and to vote at the Annual Meeting will be open for examination by any stockholder, for any purpose germane to the Annual Meeting, for a period of ten days prior to the Annual Meeting, during ordinary business hours, at Graham's offices at 20 Florence Avenue, Batavia, New York 14020.

     You are cordially invited to attend the Annual Meeting, but, whether you plan to attend the meeting or not, please date and sign the enclosed Proxy Card and mail it promptly in the enclosed return envelope. No postage is required for mailing in the United States. If you do attend, you may, of course, vote in person.

                                  By Order of the Board of Directors

                                  CORNELIUS S. VAN REES
                                  Secretary

March 27, 1997

                               GRAHAM CORPORATION
                               20 FLORENCE AVENUE
                            BATAVIA, NEW YORK 14020

                                PROXY STATEMENT

                         ------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 8, 1997

                         ------------------------------

                              GENERAL INFORMATION

GENERAL

     This Proxy Statement and accompanying Proxy Card are furnished in connection with the solicitation by the Board of Directors of Graham Corporation ("Graham" or the "Company") of proxies for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Industrial Management Council, 930 East Avenue, Rochester, New York on Thursday, May 8, 1997 at 11:00 a.m., and at any adjournment thereof, for the purposes set forth in the preceding Notice of Annual Meeting of Stockholders. The approximate date of the initial mailing of this Proxy Statement is March 27, 1997.

RECORD DATE AND VOTING

     At the close of business on March 21, 1997 there were 1,587,655 shares of Graham's common stock outstanding. Stockholders of record at the close of business on March 21, 1997 are entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or adjournments thereof. The holder of each share of Graham's common stock outstanding at the close of business on March 21, 1997 will be entitled to one vote for each share held of record at the close of business on March 21, 1997 on each matter properly submitted at the Annual Meeting and at any adjournment thereof. The minimum vote required for election of a nominee for director is a plurality of the votes cast by the holders of shares entitled to vote at the meeting.

PROXY CARDS

     If Graham receives the enclosed Proxy Card, properly executed, in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Executed Proxy Cards with no instructions marked thereon will be voted FOR each of the nominees for election as directors (or FOR any substitute nominated by the Board of Directors in the event any nominee is unable or unwilling to serve) and FOR the ratification of appointment of auditors set forth in the preceding Notice of Annual Meeting. Under the Company's Certificate of Incorporation and By-laws, unless otherwise required by law, matters such as the ratification of independent auditors of the Company and all other matters other than the election of directors shall be determined by a majority of the votes eligible to be cast by the holders of outstanding shares of the Company's common stock present and entitled to vote at the Annual Meeting ("Eligible Votes"), without regard to broker non-votes. Any proxies marked "ABSTAIN" will not be treated as an affirmative or negative vote, but will be used to determine the number which constitutes a majority of Eligible Votes.

REVOCABILITY OF PROXIES

     The presence of a stockholder at this Annual Meeting will not automatically revoke such stockholder's proxy. However, a stockholder may revoke a Proxy at any time prior to its exercise by (1) delivering to the Secretary of Graham a written notice of revocation prior to the Annual Meeting, (2) delivering to the Secretary of Graham a duly executed Proxy bearing a later date, or (3) attending this Annual Meeting, filing a written notice of revocation with the Secretary of the Annual Meeting, and voting in person.

SOLICITATION OF PROXIES

     In addition to solicitation by mail, directors, officers and employees of Graham and its subsidiaries may solicit proxies for this Annual Meeting from the stockholders of Graham personally or by telephone or telegram without additional remuneration therefor. Graham will also provide persons holding shares in their names or in the names of nominees, which in either case are beneficially owned by others, proxy material for transmittal to such beneficial owners and will reimburse such record owners for their expenses in doing so. The cost of soliciting proxies for the Annual Meeting will be borne by Graham. No funds will be paid to any professional solicitor in connection with this Annual Meeting.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth information as to the beneficial ownership of Graham's common stock of each person or group who, as of March 21, 1997, to the knowledge of Graham based on reports filed with the Securities and Exchange Commission, beneficially owned more than 5% of Graham's outstanding common stock.

--------------------------------------------------------------------------------------------------
                                                                         AMOUNT        PERCENT OF
                        NAME AND ADDRESS OF                           BENEFICIALLY     OUTSTANDING
                          BENEFICIAL OWNER                               OWNED           SHARES
--------------------------------------------------------------------------------------------------
Frederick D. Berkeley(1)                                                 236,547(2)        14.7%
Dimensional Fund Advisors, Inc.(3)                                       113,150            7.1%
Employee Stock Ownership Plan of Graham Corporation(1,4)                 131,150            8.3%
All directors and executive officers as a group (12 persons)             362,896(5)        21.2%

---------------

(1) Address: c/o Graham Corporation, 20 Florence Avenue, Batavia, New York
    14020.

(2) Includes 23,250 shares which Mr. Berkeley may acquire within 60 days upon exercise of stock options and 1,421 shares held by Chase Bank as trustee for the Employee Stock Ownership Plan Trust ("ESOP Trustee") and allocated to Mr. Berkeley's account as to which Mr. Berkeley has sole voting power but no dispositive power except in limited circumstances. Excluded from Mr. Berkeley's shareholdings as described in this table are shares of Graham's common stock held by the ESOP Trustee and not allocated to any individual's account, as to which Mr. Berkeley shares voting power and limited dispositive power with all other ESOP participants.

(3) Address: 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401. Dimensional Fund Advisors, Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 113,150 shares of Graham stock as of December 31, 1996, all of which shares are held in portfolios of DFA Investment Dimensions Group, Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, for all of which Dimensional Fund Advisors, Inc. serves as investment manager. Dimensional has sole dispositive power with respect to all of these shares and sole voting power with respect to 73,750 of such shares; it has no voting power with respect to the remaining shares. Dimensional disclaims beneficial ownership of all 113,150 shares.

(4) The Employee Benefits Committee consisting of members of the Board of Directors administers the ESOP. An unrelated corporate trustee for the ESOP ("ESOP Trustee") has been appointed by the Board of Directors. The Employee Benefits Committee instructs the ESOP Trustee regarding investment of funds contributed to the ESOP. Each member of the Employee Benefits Committee disclaims beneficial ownership of the shares of Common Stock held in the ESOP. The ESOP Trustee must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Unallocated shares held in the suspense account will be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions it has received from participants regarding the allocated stock, provided such instructions do not conflict with the ESOP Trustee's fiduciary obligations under ERISA. At March 21, 1997, 86,934 shares were allocated to participants and 44,247 shares were unallocated.

(5) Includes 126,340 shares which members of the group may acquire within 60 days upon exercise of stock options and 5,643 shares allocated to executive officers under the Company's Employee Stock Ownership Plan ("ESOP"), as to which such officers may exercise voting power, but not dispositive power, except in limited circumstances. Also includes unallocated shares held by the ESOP Trustee over which directors who are members of the Company's Employee Benefits Committee have dispositive power.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

     At the Annual Meeting three directors will be elected, each to hold office until the 2000 Annual Meeting and thereafter until the election and qualification of his successor. There are no arrangements or understandings between the Company and any director or nominee pursuant to which such person was elected or nominated to be a director of the Company.

     The following table sets forth information with respect to the nominees and those directors whose terms will continue after the Annual Meeting.

NOMINEES:

----------------------------------------------------------------------------------------------------------------
                                                                                   NUMBER OF
                                                                                    SHARES
                                                                     YEARS           OWNED
                                                        CURRENT     SERVED       BENEFICIALLY,     PERCENT OF
                                     PRINCIPAL           TERM        AS A            AS OF         OUTSTANDING
         NAME            AGE       OCCUPATION(1)        EXPIRES    DIRECTOR(2)  MARCH 21, 1997       SHARES
----------------------------------------------------------------------------------------------------------------
Frederick D. Berkeley    68     Chairman, President       1997         42           236,547            14.7%
                                and Chief Executive
                                Officer of Graham(3)
Alvaro Cadena            53     President and Chief       1997          4            18,908(4)          1.2%
                                Operating Officer,
                                Graham Manufacturing
                                Co., Inc. ("GMC");
                                Vice President of
                                Graham
H. Russel Lemcke         57     President, H. Russel      1997          1            14,500(5)            *
                                Lemcke Group, Inc.

DIRECTORS WITH TERMS CONTINUING
AFTER THE 1997 ANNUAL MEETING:

----------------------------------------------------------------------------------------------------------------
                                                                             NUMBER OF
                                                                              SHARES
                                                               YEARS           OWNED
                                                  CURRENT     SERVED       BENEFICIALLY,     PERCENT OF
                               PRINCIPAL           TERM        AS A            AS OF         OUTSTANDING
      NAME         AGE       OCCUPATION(1)        EXPIRES    DIRECTOR(2)  MARCH 21, 1997       SHARES
----------------------------------------------------------------------------------------------------------------
Jerald D.
  Bidlack          61     President, Griffin        1998         12         12,750(6)               *
                          Automation, Inc.;
                          previously Vice
                          Chairman, Moog Inc.
                          and President,
                          International Group
Philip S.                 Partner, Hill,
  Hill(7)          75     Ullman                    1998         29         10,500(6)               *
                          & Erwin, Attorneys
Robert L. Tarnow   72     Former Chairman of        1999         16         10,800(6)               *
                          Goulds Pumps, Inc.
Cornelius S.              Of Counsel to
  Van Rees         67     Thacher                   1999         28         11,550(6)               *
                          Proffitt & Wood,
                          Attorneys;
                          previously
                          partner in Thacher
                          Proffitt & Wood

---------------

* Less than 1% of the outstanding shares of common stock.


                                        3

(1) In addition, Mr. Bidlack serves on the board of Bush Industries, Inc. and Mr. Lemcke serves on the board of Rochester Midland Corporation.

(2) Includes the number of years served as director of Graham Manufacturing Co., Inc., the predecessor of Graham.

(3) Refer to Footnote 2 on page 2.

(4) Includes 14,700 shares that may be acquired within 60 days by exercising stock options and 1,115 shares held by the ESOP Trustee and allocated to Mr. Cadena's account as to which Mr. Cadena has sole voting power but no dispositive power except in limited circumstances.

(5) Includes 4,500 shares which may be acquired within 60 days upon exercise of stock options.

(6) Includes 10,500 shares which may be acquired within 60 days upon exercise of stock options.

(7) Messrs. Berkeley and Hill are brothers-in-law.


                   BOARD MEETINGS AND COMMITTEES OF THE BOARD

     During 1996, the Board of Directors of Graham held a total of four meetings. Graham's Board of Directors has six committees, as follows:

1. EXECUTIVE COMMITTEE

     Between meetings of the Board of Directors, the Executive Committee has all of the powers of the Board to manage and direct all the business and affairs of Graham, so far as such may be legally delegated and except as may be limited from time to time by resolution of the Board. The members of the Executive Committee are Messrs. Berkeley (Chairman), Hill and Van Rees. The Executive Committee of Graham held four meetings during 1996.

2. AUDIT COMMITTEE

     It is the duty of the Audit Committee to recommend the auditors for Graham's annual audit to the full Board of Directors, to meet and discuss directly with Graham's auditors their audit work and related matters and to carry out such investigations and make such reports to the Board of Directors with respect both to the external and internal auditing procedures and affairs of Graham as the Audit Committee deems necessary or advisable. The members of the Audit Committee are Messrs. Hill (Chairman), Bidlack, Lemcke, Tarnow and Van Rees. The Audit Committee of Graham held one meeting during 1996.

3. COMPENSATION COMMITTEE

     The Compensation Committee has authority to (a) review and determine annually salaries, bonuses and other forms of compensation paid to the Company's executive officers and management; (b) select recipients of awards of incentive stock options and non-qualified stock options, establish the number of shares and other terms applicable to such awards, and construe the provisions of and generally administer the 1989 Stock Option and Appreciation Rights Plan and the 1995 Incentive Plan to Increase Shareholder Value. The members of the Compensation Committee are Messrs. Bidlack (Chairman), Hill, Lemcke, Tarnow and Van Rees. The Compensation Committee of Graham held two meetings during 1996.

4. EMPLOYEE BENEFITS COMMITTEE

     The Employee Benefits Committee reviews the performance of the Plan Administrator of Graham's Retirement Income Plan, Incentive Savings Plan, Group Hospitalization Plan, Medical Plan, Major Medical Plan, Life Insurance Plan, Long-Term Disability Plan, Employee Stock Ownership Plan and any other employee benefit plan maintained by Graham for which a named fiduciary is designated. The Committee reviews and reports to the Board on the performance of the Incentive Savings Plan trustee and the Retirement Income Plan trustee in investing, managing and controlling plan assets. It has authority to establish a funding policy and method consistent with the objectives of the Retirement Income Plan, to recommend changes in the plans, changes in any plan trustee or administrator, and subject to the further action of the Board, to amend any of the plans, other than the Retirement Income Plan, the Incentive Savings Plan and the Employee Stock Ownership Plan.

     The members of the Employee Benefits Committee are Messrs. Berkeley (Chairman), Hill and Van Rees. The Employee Benefits Committee of Graham held two meetings in 1996.

5. NOMINATING COMMITTEE

     The Nominating Committee has authority to review the qualifications of, interview and nominate candidates for election to the Board of Directors. Stockholders may recommend individuals for consideration by the Nominating Committee as potential nominees by making any such recommendation in writing to the Secretary of the Company, at the Company's address, no later than February 1 preceding any year's Annual Meeting of Stockholders. The Nominating Committee held one meeting in 1996.

     The members of the Nominating Committee are Messrs. Van Rees (Chairman), Berkeley and Hill.

6. SUCCESSION COMMITTEE

     Graham's Board of Directors established a Succession Committee in October 1996. The function of the Succession Committee is to review the needs of the Company with respect to the office of CEO and other offices as may be desirable and to make recommendations in this regard at an appropriate time in order to provide for orderly succession. The Succession Committee held one meeting in 1996.

     The members of the Succession Committee are Messrs. Van Rees (Chairman), Berkeley, Bidlack, Hill, Lemcke and Tarnow.

MEETING ATTENDANCE

     A total of fifteen meetings of the Board of Directors of Graham and of the Committees of the Board were held on ten dates during 1996 and all directors but one attended all meetings of the Board and of Committees of which they were members. One director was absent from one Board meeting.

DIRECTORS' FEES

     No director who is an employee of Graham or a Graham subsidiary receives any remuneration for services as a director.

     Non-employee directors receive an annual fee of $8,000 for service on the Board. They also receive a fee of $1,000 for each meeting attended of the Board or of any Committee of the Board except that, if the meeting is held by telephone conference call or by unanimous written consent, a $500 fee is paid, and if the Board and/or one or more Committees meet on the same day, a full meeting fee is paid for one meeting and one-half the normal fee is paid for each other meeting. Each of the two non-employee directors who are members of the Executive Committee also received an annual fee of $8,000 for such service.

     Each director not residing within 50 miles of the place of any meeting is entitled to receive reimbursement for reasonable expenses incurred in attending a meeting.

     Non-employee directors participate in the Graham Corporation Outside Directors' Long Term Incentive Plan ("LTIP"). Under the LTIP, for every fiscal year starting with 1996 in which Graham produces consolidated net income of at least $500,000, each non-employee director will be credited with Share Equivalent Units (SEUs). Each SEU is valued at the market value of 1 share of Graham Common Stock on the last day of trading of the first quarter following a fiscal year for which SEUs are to be credited. The number of SEUs to be credited is determined by dividing the value of 1 SEU into an amount equal to the basic annual Director's fee. Upon termination of a Director's service on the Board, but not before, SEUs will be redeemable for either: (a) a commensurate number of shares of Graham Common Stock; or (b) subject to the consent of the Company, the cash value of a commensurate number of shares of Graham Common Stock as of the termination of service date.

     Pursuant to the 1989 Stock Option and Appreciation Rights Plan of Graham Corporation ("Option Plan"), each non-employee director of Graham is granted an option to purchase 6,000 shares of Graham's common stock upon becoming a member of the Board of Directors.

     Pursuant to the 1995 Graham Corporation Incentive Plan to Increase Shareholder Value ("Incentive Plan"), each non-employee director of Graham is granted, annually for four years, an option to purchase 2,250 shares of Graham's common stock.

                               EXECUTIVE OFFICERS

     The following table sets forth information regarding Named Executive Officers of Graham identified on the Summary Compensation Table on page 8 herein as of March 21, 1997 and their beneficial ownership of Graham Common Stock.

-----------------------------------------------------------------------------------------------------------------------
                                                                                            SHARES OWNED
                                                                                            BENEFICIALLY
                                                                                               AS OF        PERCENT OF
                                                                                YEARS OF     MARCH 21,      OUTSTANDING
            NAME               AGE       PRINCIPAL OCCUPATION SINCE 1992        SERVICE       1997(6)         SHARES
-----------------------------------------------------------------------------------------------------------------------
Frederick D. Berkeley          68      Chairman, President and Chief               46       236,547(1)          14.7%
                                       Executive Officer
Alvaro Cadena                  53      President & Chief Operating                 27        18,908(2)           1.2%
                                       Officer of GMC; Vice President of
                                       Graham
J. Ronald Hansen               49      Vice President-Finance and                   4         7,799(3)             *
                                       Administration and Chief Financial
                                       Officer; previously Vice
                                       President-Finance and Chief Financial
                                       Officer of Al Tech Specialty Steel
                                       Corporation
Joseph P. Gorman               54      Vice President-Sales of GMC                 27        12,030(4)             *
Stephen P. Northrup            45      Vice President-Engineering of               23        11,313(5)             *
                                       GMC; previously Vice President-
                                       Operations of GMC

---------------

* Less than 1% of the outstanding shares of common stock.

(1) Refer to Footnote 2 on page 2.

(2) Includes 14,700 shares that may be acquired within 60 days by exercising stock options and 1,115 shares held by the ESOP Trustee and allocated to Mr. Cadena's account as to which Mr. Cadena has sole voting power but no investment power except in limited circumstances.

(3) Includes 7,090 shares that may be acquired within 60 days by exercising stock options and 409 shares held by the ESOP Trustee and allocated to Mr. Hansen's account as to which Mr. Hansen has sole voting power but no investment power except in limited circumstances.

(4) Includes 10,500 shares that may be acquired within 60 days by exercising stock options and 746 shares held by the ESOP Trustee and allocated to Mr. Gorman's account as to which Mr. Gorman has sole voting power but no investment power except in limited circumstances.

(5) Includes 10,500 shares that may be acquired within 60 days by exercising stock options and 813 shares held by the ESOP Trustee and allocated to Mr. Northrup's account as to which Mr. Northrup has sole voting power but no investment power except in limited circumstances.

(6) Excluded from the shareholdings reported in this table are shares of common stock held by the ESOP Trustee and not allocated to any individual's account, as to which each person in the table shares voting power and limited investment power with all other ESOP participants.


                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table (the "Summary Compensation Table") sets forth the annual compensation for services to Graham in all capacities for the past three years for Graham's Chief Executive Officer and the four most highly compensated executive officers other than the CEO, whose total salary and bonus exceeded $100,000 and who were serving as executive officers at December 31, 1996 ("Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

-----------------------------------------------------------------------------------------------------
                                            ANNUAL COMPENSATION
NAME
AND                                                          SECURITIES
PRINCIPAL                                    SALARY          UNDERLYING            ALL OTHER
POSITION                          YEAR       ($)(1)       OPTIONS/SARS (#)     COMPENSATION($)(2,3,4)
-----------------------------------------------------------------------------------------------------
Frederick D. Berkeley             1996       366,265          -0-                    72,750
Chairman, President and           1995       284,153         4,700                   94,420(5)
Chief Executive Officer           1994       192,760          -0-                    68,245

Alvaro Cadena                     1996       236,635          -0-                    21,974
President & Chief Operating       1995       186,461         3,200                   17,309
Officer of GMC; Vice President    1994       134,285          -0-                    14,751(6)
of Graham

J. Ronald Hansen                  1996       167,793          -0-                    19,290
Vice President-Finance &          1995       141,812         2,200                   12,992
Administration and Chief          1994        99,757          -0-                     9,218
Financial Officer of Graham

Joseph P. Gorman                  1996       155,915          -0-                    19,165
Vice President-Sales of GMC       1995       118,345         2,200                   13,936
                                  1994        92,898          -0-                    10,514

Stephen P. Northrup               1996       158,593          -0-                    15,917
Vice President-Engineering        1995       120,528         2,200                   10,756
of GMC                            1994        92,830          -0-                     7,260

---------------

(1) Includes payment of contingent salary amounts which are deferred to the following fiscal year and are payable only upon attainment of predetermined performance goals. Figures for 1994 do not include any contingent salary amounts. The figures shown also include amounts (if any) deferred by the named individual pursuant to section 401(k) of the Internal Revenue Code and deferred contingent salary. Amounts deferred under section 401(k) of the Internal Revenue Code are deposited in the named individual's 401(k) account for investment and payment according to the terms of Graham's Incentive Savings Plan.

(2) Includes premiums paid on insurance policies on each of the Named Executive Officers as follows: for Mr. Berkeley in each of 1994 and 1995, $67,000 and in 1996, $61,700; for Mr. Cadena in each of 1994, 1995 and 1996, $10,924;
    for Mr. Hansen in each of 1994, 1995 and 1996, $8,240; for Mr. Gorman in each of 1994, 1995 and 1996, $9,600; for Mr. Northrup in each of 1994, 1995 and 1996, $6,346.

(3) Includes amounts paid to the 401(k) accounts of the Named Executive Officers pursuant to the Graham Corporation Incentive Savings Plan as follows: to Mr. Berkeley's account for 1995, $5,130 and for 1996, $9,500; to Mr. Cadena's account for 1995, $4,763 and for 1996, $9,500; to Mr. Hansen's account for 1995, $3,539 and for 1996, $9,500; to Mr. Gorman's account for 1995, $3,233 and for 1996, $8,196; to Mr. Northrup's account for 1995, $3,292 and for 1996, $8,174.

(4) Includes amounts representing the value of shares allocated pursuant to Graham's ESOP to each Named Executive Officer's account maintained under the ESOP as follows: to Mr. Berkeley shares worth $1,245 for 1994, $1,748 for 1995 and $1,550 for 1996; to Mr. Cadena shares worth $1,245 for 1994, $1,622 for 1995 and $1,550 for 1996; to Mr. Hansen shares worth $978 for 1994, $1,213 for 1995 and $1,550 for 1996; to Mr. Gorman shares worth $914 for 1994, $1,103 for 1995 and $1,369 for 1996; and to Mr. Northrup shares worth $914 for 1994, $1,118 for 1995 and $1,397 for 1996.

(5) Includes $19,392 paid as a 45-year long-term service award.

(6) Includes $2,582 paid as a 25-year long-term service award.


    STOCK OPTIONS

     No stock options or stock appreciation rights were granted to any named executive officer in 1996.

     The following table indicates the total number of exercisable and unexercisable stock options held by each executive officer listed below on December 31, 1996, the last day of fiscal year 1996.

                  AGGREGATED OPTION/SAR EXERCISES IN 1996 AND
                           YEAR-END OPTION/SAR VALUES

----------------------------------------------------------------------------------------------------------
                                                             NUMBER OF SECURITIES     VALUE OF UNEXERCISED
                                                            UNDERLYING UNEXERCISED        IN-THE-MONEY
                                                               OPTIONS/SARS AT          OPTIONS/SARS AT
                                                                 12/31/96 (#)             12/31/96 ($)

                         SHARES ACQUIRED       VALUE             EXERCISABLE/             EXERCISABLE/
         NAME            ON EXERCISE (#)    REALIZED ($)        UNEXERCISABLE            UNEXERCISABLE
----------------------------------------------------------------------------------------------------------
Frederick D. Berkeley       -0-                -0-                 23,250/-0-             $18,131/-0-
Alvaro Cadena               -0-                -0-                 14,700/-0-             $11,756/-0-
J. Ronald Hansen            673              $4,459                 7,090/2,400           $10,119/$3,101
Joseph P. Gorman            -0-                -0-                 10,500/-0-              $8,288/-0-
Stephen P. Northrup         -0-                -0-                 10,500/-0-              $8,288/-0-

PENSION PLANS

     The Retirement Income Plan of Graham Corporation is a defined benefit pension plan for the benefit of eligible domestic employees of Graham and its United States subsidiaries ("U.S. Retirement Plan"). The portion of 1996 compensation shown in the Summary Compensation Table that is taken into account by the U.S. Retirement Plan for the purpose of calculating future pension benefits is as follows: for Mr. Berkeley, $150,000; for Mr. Cadena, $150,000; for Mr. Hansen, $117,250; for Mr. Gorman, $107,744; and for Mr. Northrup, $109,595.

     The approximate years of creditable service as of December 31, 1996 of each of the individuals named in the Summary Compensation Table who is eligible to participate in the U.S. Retirement Plan are: Mr. Berkeley, 46 years; Mr. Cadena, 27 years; Mr. Hansen, 4 years; Mr. Gorman, 27 years; and Mr. Northrup, 23 years.

     In addition to the U.S. Retirement Plan, the Company maintains a Supplemental Executive Retirement Plan (the "Supplemental Plan") which is intended to provide eligible participants and their surviving spouses and beneficiaries with the amount of Employer-provided retirement benefits that the U.S. Retirement Plan would provide but for the limitation on compensation that may be recognized under tax-qualified plans imposed by Section 401(a)(17) of the Internal Revenue Code and the limitations on benefits imposed by Sections 415(b) and (e) of the Internal Revenue Code. Officers of the Company the non-contingent portion of whose compensation exceeded $150,000 in 1996, or will exceed $160,000 in 1997, are eligible to participate in the Supplemental Plan. Currently Mr. Berkeley is the only eligible participant. The amount of 1996 compensation taken into account by the Supplemental Plan for the purpose of calculating future benefits for Mr. Berkeley was $72,000.

     The Pension Table sets forth straight life annuity amounts without regard to reduction for Social Security benefits; benefits listed in the Table are subject to a deduction of 50% of the eligible employee's estimated primary Social Security benefit.

                                                       PENSION TABLE
-------------------------------------------------------------------------------------------------------------------------
                                                      YEARS OF SERVICE
REMUNERATION ($)                15                   20                   25                   30                   35
-------------------------------------------------------------------------------------------------------------------------
100,000                        25,000               33,333               41,670               50,000               50,000
125,000                        31,250               41,662               52,088               62,500               62,500
150,000                        37,500               49,995               62,505               75,000               75,000
175,000(1)                     43,750               58,328               72,922               87,500               87,500
270,000(1)                     67,500               89,995              112,505              135,000              135,000

---------------

(1) For the U.S. Retirement Plan, with respect to 1996, $150,000 was the maximum amount of compensation that could be used as the basis for determining benefits under applicable law. For the Supplemental Plan, with respect to 1996, only non-contingent compensation over $150,000 was used as the basis for determining benefits.


EMPLOYMENT CONTRACTS

     The Named Executive Officers each have employment contracts with Graham for three-year terms renewable by mutual consent for additional periods. The contracts each have termination provisions which, in certain circumstances, would entitle each of them to a payment equal to twelve months' salary (non-contingent salary only) upon termination of employment. In some cases, a portion of an individual's compensation may be payable after termination of employment, depending on contract terms. During 1996, Mr. Berkeley accrued interest on deferred compensation payable after termination of employment. At December 31, 1996, the amount of deferred compensation payable to Mr. Berkeley after termination of employment totaled $188,266 and the amount payable to Mr. Gorman after termination of employment totaled $125,700.

SENIOR EXECUTIVE SEVERANCE AGREEMENTS

     Graham has entered into Senior Executive Severance Agreements with certain of its officers. Among them are Messrs. Berkeley, Cadena and Hansen. These agreements, as amended to date, provide that in the event a third person effects a change in control of Graham (defined generally as an acquisition of 25% or more of the outstanding voting shares, or a change in the majority of the Board of Directors as the result of any tender offer or business combination), termination of the individual's employment within two years of such a change of control entitles the executive to one dollar less than three years' compensation including bonuses, payable either in installments over a period not to exceed three years or as a lump sum.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of Graham's Compensation Committee who served during the fiscal year ending December 31, 1996 were Directors Bidlack, Hill, Lemcke, Tarnow and Van Rees. Director Cornelius S. Van Rees is Secretary of Graham but receives no compensation for his service as Secretary; Mr. Van Rees participated in the Board's deliberations regarding compensation of all compensated officers of Graham. During fiscal year 1996, Mr. Van Rees was Of Counsel to the law firm Thacher Proffitt & Wood, which provided legal services to Graham in 1996. Mr. Berkeley and Mr. Hill are brothers-in-law.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The duty of Graham's Compensation Committee is to establish levels of cash compensation and forms and amounts of non-cash compensation for the executive officers of Graham Corporation and subsidiaries. The guiding principles of the Committee are:

          - to provide a reasonable level of compensation sufficient to attract and retain executive personnel best suited by training, ability, and other relevant criteria for the management requirements of the Company;

          - to balance base compensation (non-contingent) and incentive compensation (contingent upon performance) for the purpose of motivating executive personnel;

          - to determine the extent and method of aligning the financial interest of the Company's executive personnel with the interest of the Company's stockholders in the appreciation of their investment.

     The Chief Executive Officer's compensation consists of two components: contingent and non-contingent salary. The contingent portion is linked directly to the quantitative performance of the Company; specifically, to attainment of predetermined targets for net income and for return on capital employed. Contingent salary is not payable with respect to any fiscal year unless both targets are attained. In addition, of the contingent salary that may be payable with respect to a fiscal year, 20% is payable only upon determination by the Compensation Committee that the CEO has accomplished certain goals specified by the Committee for the CEO prior to the beginning of the fiscal year. Such goals can be quantitative, or require successful completion of certain projects, or can consist of both. Contingent salary as it applies to the CEO and also the other Named Executive Officers is described in more detail below.

     The CEO's non-contingent compensation is based on the Committee's evaluation of the salary needed to retain the CEO, its evaluation of his success in assembling, retaining and managing the senior officers of the Company and its evaluation of the CEO's experience and strategic vision for the Company. In addition, in making salary determinations for the CEO, the Committee considers the factors described below with respect to setting compensation levels for all of the Named Executive Officers.

     In recognition of the Company's improved financial performance, the Committee in 1996 increased the non-contingent salary of Graham's Chief Executive Officer by 10% and of its other executive officers by 5%. This step followed three consecutive years of no increase in non-contingent salary for the CEO and other executive officers.

     Traditionally, Graham's non-contingent salaries for the CEO and executive officers have been set somewhat below the mid-range of competitive levels. Even after the increases made in 1996, such compensation for the CEO and executive officers remains substantially below the median compensation levels for similarly situated executive officers of comparably-sized companies in the industry and region. Non-cash compensation, in the form of stock options, is nominal as compared to such other companies.

     Decisions regarding executive compensation made in 1996 relied in part on guidance from a 1996 report prepared by an independent consulting firm reviewing and comparing compensation levels of senior management personnel in manufacturing industries in western New York. As it has in the past, the Committee considered information as to compensation levels for officers and senior managers of comparable scope and responsibility in an industry group of comparably sized companies selected by Graham management. This industry group included several of the companies in the peer group referred to in the Performance Graph on page 12 of this proxy statement ("Performance Graph Peer Group"). However, the Committee accorded no greater weight to compensation data for Performance Graph Peer Group companies than to data for any other companies in the industry group.

     In addition to taking into account such factors as the Company's improved financial performance and improved plant productivity in the last two years, the Committee considered the need for the Company to offer compensation within a competitive range, the need to attract management-level recruits to the Batavia, New York area and to retain them, as well as management's commitment to the long-term success of the Company.

     In the interest of linking corporate performance to officer compensation while maintaining competitive overall nominal salary rates, a portion of the annual salary for each Named Executive Officer is contingent. The contingent portion is payable, on a deferred basis, only following the end of each fiscal year, and payment is subject to attainment of performance-based goals for the year by Graham and by each Named Executive Officer individually. Under this arrangement, a target performance-based amount for each eligible officer, representing a percentage of non-contingent salary, is recommended to the Committee annually by the CEO; a target performance-based amount for the CEO is determined by the Committee. The actual amount of performance-based pay earned, if any, depends upon the degree of attainment of goals established by the Committee for each year in the following areas: corporate and subsidiary return on capital employed and an individual performance goal for each officer. These determinations were based on the Committee's review of pertinent data with reference to literature in the field and to industry practices for comparably sized companies and expectations of attainable results under existing market conditions.

     No stock appreciation rights, stock options or other forms of equity compensation were granted in 1996.

     This report is furnished by the members of Graham's Compensation Committee:

             Jerald D. Bidlack, Chairman

             Philip S. Hill

             H. Russel Lemcke

             Robert L. Tarnow

             Cornelius S. Van Rees

                     COMPARATIVE PERFORMANCE BY THE COMPANY

     This section provides a comparison of the cumulative total stockholder return on the Company's Common Stock with the cumulative total stockholder return of (i) a broad equity market index and (ii) a published industry index or peer group over five years. The following chart compares the Common Stock of Graham with (i) the American Stock Exchange Market Value Index (the "AMEX Index") and (ii) a group of public companies, each of which shares a Standardized Industrial Classification code ("SIC Code") with Graham and each of which either competes with Graham as to one or more product lines or one or more market segments ("Selected Peer Group Manufacturers"). The chart assumes an investment of $100 on December 31, 1991 in each of the Common Stock, the stocks comprising the AMEX Index and the stocks of the Selected Peer Group Manufacturers.

COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN AMONG GRAHAM CORPORATION COMMON
  STOCK, AMEX MARKET VALUE INDEX AND SELECTED PEER GROUP MANUFACTURERS(1,2,3)

                     COMPARISON OF CUMULATIVE TOTAL RETURN
 Measurement Period                                                 Amex Market
(Fiscal Year Covered)           Graham Corp        Peer Group       Value Index
31-Dec-91                            100               100               100
31-Dec-92                            110               107               101
31-Dec-93                             85               106               121
31-Dec-94                             81               117               110
31-Dec-95                            119               155               139
31-Dec-96                            106               199               148

---------------

(1) The total return for each of the Company's Common Stock, the Index and the Selected Peer Group Manufacturers assumes the reinvestment of dividends.

(2) The AMEX Index tracks the aggregate price performance of equity securities of companies traded on the American Stock Exchange. The Company's Common Stock is traded on the AMEX.

(3) The Selected Peer Group Manufacturers consists of the following manufacturing companies: American Precision Industries, Duriron Co., Inc., Paul Mueller Co., and Selas Corp. of America.


                          RATIFICATION OF APPOINTMENT
                            OF INDEPENDENT AUDITORS

     The Board of Directors has appointed, subject to ratification by the stockholders, Deloitte & Touche LLP as auditors of Graham for the period from January 1, 1997 through March 31, 1997 and for the fiscal year ending March 31, 1998. The appointment was made upon the recommendation and approval of the Audit Committee. The Board of Directors recommends that the stockholders vote "FOR" such ratification.

     A representative of Deloitte & Touche LLP is expected to attend the meeting and be available to answer appropriate questions and will have an opportunity to make a statement if he so desires.

                                 OTHER MATTERS

     Management does not intend to bring any business before the Meeting other than those matters set forth in the preceding Notice of Annual Meeting of Stockholders. Management knows of no other matters to be brought before the Meeting. However, if any other matters should properly come before the Annual Meeting, or at any adjournment thereof, it is the intention of the persons named in the accompanying form of Proxy, as the Proxies for the shares represented thereby, to vote on such matters as they, in their discretion, may determine.

                             STOCKHOLDER PROPOSALS

     Any stockholder wishing to have a proposal considered for inclusion in Graham's Proxy Statement and form of Proxy relating to the 1998 Annual Meeting of Stockholders must, in addition to satisfying other applicable requirements, set forth such proposal in writing and file it with the Secretary of Graham on or before February 28, 1998.

                                 ANNUAL REPORT

     A copy of the Annual Report of Graham containing financial statements for the year ended December 31, 1996, prepared in conformity with generally accepted accounting principles, accompanies this Proxy Statement.

     A copy of Graham's Annual Report on form 10-K is available upon request to the Company.

     The executive offices of Graham are located at 20 Florence Avenue, Batavia, New York 14020.

                                    By Order of the Board of Directors

                                    Cornelius S. Van Rees
                                    Secretary

                               GRAHAM CORPORATION
                               20 FLORENCE AVENUE
                            BATAVIA, NEW YORK 14020

                           http://www.grahamcorp.com

                    [GRAHAM CORPORATION LOGO AND LETTERHEAD]

Employee Benefits Committee
                                                                   April 8, 1997

Dear Plan Accountholder:

         The Employee Stock Ownership Plan of Graham Corporation ("ESOP") and the Incentive Savings Plan of Graham Corporation ("ISP") have related trusts (the "ESOP Trust" and the "ISP Trust," respectively) which own common stock of Graham Corporation ("Graham"). Chase Bank, as trustee of the ESOP ("ESOP Trustee") and Manufacturers and Traders Trust Company, as trustee of the ISP ("ISP Trustee") are stockholders of Graham and may vote on matters presented for stockholder action at Graham's 1997 Annual Meeting of Stockholders scheduled to be held on May 8, 1997 ("Annual Meeting").

         The ESOP Trust and the ISP Trust provide that in casting their votes at the 1997 Annual Meeting, the ESOP Trustee and the ISP Trustee are to follow directions given by Graham's Employee Benefits Committee ("Committee"). The Committee in turn follows instructions provided by participants, former participants and beneficiaries of deceased former participants with respect to the Graham common stock allocated to their accounts in the ESOP as of March 21, 1997 and the Company Stock Fund of the ISP ("Company Stock Fund") as of March 21, 1997.

         The records for the ESOP and the ISP indicate that you are among the individuals who may give voting instructions. You may give your instructions by completing and signing the enclosed Confidential Voting Instruction Card ("Instruction Card") and returning it in the envelope provided to William M. Mercer, Inc. The Instruction Card lets you give instructions for each matter expected to be presented for stockholder action at the Annual Meeting. The Committee expects William M. Mercer, Inc. to tabulate the instructions given on a confidential basis and to provide the Committee with only the final results of the tabulation. The final results will be used in directing the ESOP Trustee and the ISP Trustee.

         The voting of the common stock held by the ESOP Trust and the ISP Trust is subject to legal requirements under the Employee Retirement Income Security Act of 1974, as amended. The Committee, in consultation with its legal advisors, considers these requirements in establishing voting instruction procedures and directing the ESOP Trustee and the ISP Trustee how to vote. The remainder of this letter describes the voting procedures which the Committee expects to follow for the 1997 Annual Meeting.

         How your voting instructions counts depends on whether it was anticipated that the matter being voted upon would be presented for stockholder action at the Annual Meeting; whether you had an interest in the ESOP Trust or the Company Stock Fund on the proper date; and how large your interest was, as follows:

ANTICIPATED PROPOSALS

         If Graham Common Stock Was Allocated to Your Account Under the ESOP Trust as of March 21, 1997:

         (a) ALLOCATED COMMON STOCK. In general, the ESOP Trustee will be directed to vote the number of shares of Graham common stock (if any) held by the ESOP Trust and allocated as of March 21, 1997 to your individual account under the ESOP according to the instructions specified on the reverse side of the Instruction Card. The Instruction Card shows the number of shares of Graham common stock allocated to your individual account under the ESOP Trust as of March 21, 1997. If you do not file the Instruction Card by April 25, 1997 you will be deemed to have instructed the ESOP Trustee to ABSTAIN as to all proposals.

                                                              GRAHAM CORPORATION


         (b) UNALLOCATED COMMON STOCK. The ESOP Trust holds certain shares of Graham common stock that are not allocated to any individual's account. In general, the ESOP Trustee will be directed to vote the Graham common stock held by the ESOP Trust and not allocated to any individual's account by casting votes FOR or AGAINST each proposal identified on the reverse side of the Instruction Card, in the same proportions as instructions to cast votes FOR or AGAINST such proposal are given with respect to allocated Graham common stock. For purposes of the ESOP, if you do not file the Instruction Card by April 25, 1997 or if you ABSTAIN as to a proposal, your instructions will not count in voting unallocated Graham common stock. Each individual's instructions are weighted according to the number of shares of Graham common stock allocated to all individuals' accounts as of March 21, 1997.

         If You Had an Interest in the Company Stock Fund as of March 21, 1997:

         In general, the ISP Trustee will be directed to vote the Graham common stock held by the Company Stock Fund by casting votes FOR and AGAINST each proposal specified on the reverse side of the Instruction Card in the same proportions as instructions to cast votes FOR and AGAINST such proposal are given by the individuals who are entitled, under the ISP, to give instructions. The instructions given by each individual are weighted according to the value of his respective interest in the Company Stock Fund as of March 21, 1997. The Instruction Card shows the approximate number of shares of Graham common stock (if any) -- and thus the approximate number of votes -- represented by your interest in the Company Stock Fund as of March 21, 1997. For purposes of the ISP, if you do not file the Instruction Card by April 25, 1997 or if you ABSTAIN as to a proposal, your instructions will not count.

UNANTICIPATED PROPOSALS

         It is possible, although very unlikely, that proposals other than those specified on the Instruction Card will be presented for stockholder action at the 1997 Annual Meeting. If this should happen, the ESOP Trustee and the ISP Trustee will be instructed to vote upon such matters in their discretion, or to cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by them.

         Your interest in the ESOP Trust or in the ISP Trust offers you the opportunity to participate, as do Graham's stockholders, in decisions that affect Graham's future, and we encourage you to take advantage of it. To help you decide how to complete the Instruction Card, enclosed is a copy of the Proxy Statement that is being furnished to all holders of Graham common stock in connection with the 1997 Annual Meeting. Please complete, sign and return your Instruction Card today. Your instructions are important regardless of the size of your interest in the ESOP Trust or in the Company Stock Fund.

         If you have questions regarding the terms of the ESOP or the ISP, or how to complete the Instruction Card, please call J. Ronald Hansen, Vice President-Finance & Administration at (716) 343-2216.

                                                     Sincerely,


                                                     EMPLOYEE BENEFITS COMMITTEE
                                                       OF GRAHAM CORPORATION
Enclosure

NOTE:     THE ENCLOSED CERTIFICATE INDICATES THE NUMBER OF SHARES AWARDED
          TO YOU IN 1996, NOT YOUR TOTAL SHARES WHICH ARE SHOWN ON THE LABEL OF THE ENCLOSED VOTING INSTRUCTION CARD.

GRAHAM CORPORATION                             CONFIDENTIAL VOTING INSTRUCTION



        THIS INSTRUCTION IS SOLICITED BY THE EMPLOYEE BENEFITS COMMITTEE
                              OF GRAHAM CORPORATION
                      AS A NAMED FIDUCIARY FOR EACH OF THE
               EMPLOYEE STOCK OWNERSHIP PLAN OF GRAHAM CORPORATION
                                     AND THE
                  INCENTIVE SAVINGS PLAN OF GRAHAM CORPORATION
                             (TOGETHER, THE "PLANS")
        FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 8, 1997


                  The undersigned Participant, Former Participant or Beneficiary of a deceased Former Participant in one or both of the Plans (the "Instructor") hereby provides the voting instructions hereinafter specified to the Employee Benefits Committee of Graham Corporation (the "Committee"), which instructions shall be taken into account in directing the respective Trustees of the Plans to vote, in person, by limited or general power of attorney, or by proxy, the shares and fractional shares of common stock (the "Shares") of Graham Corporation (the "Corporation") which are held by the respective Trustees of the Plans, in their capacities as Trustees, as of March 21, 1997 (the "Record Date") at the Annual Meeting of Stockholders of the Corporation (the "Annual Meeting") to be held at the Industrial Management Council, 930 East Avenue, Rochester, New York on May 8, 1997 at 11:00 a.m., or at any adjournment thereof.

                  As to the nominees and the proposals listed on the reverse side hereof and as more particularly described in the Corporation's Proxy Statement dated March 27, 1997, the Committee will give voting directions to the Trustees of the Plans. Such directions will reflect the voting instructions filed by the Instructor on this Confidential Voting Instruction, in the manner described in the accompanying letter from the Committee dated April 8, 1997.

                  As to other matters which may properly come before the Annual Meeting, the Trustees will be instructed to vote upon such matters in its discretion, or cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by it.

                  The instructions set forth on the reverse side hereof will be taken into account as described above in directing the respective Trustees of the Plans how to vote the Shares of the Corporation held by them as of the Record Date in their capacities as Trustees, provided this card is received by William M. Mercer, Inc. by April 25, 1997.

     PLEASE MARK, SIGN AND DATE THIS VOTING INSTRUCTION CARD ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED ENVELOPE.

IF THIS VOTING INSTRUCTION IS SIGNED BUT NO DIRECTION IS GIVEN, THIS VOTING INSTRUCTION CARD WILL BE DEEMED TO INSTRUCT VOTES "FOR" THE ELECTION OF THE NOMINEES AND "FOR" PROPOSAL 2.


--------------------------               -------------------------
ESOP COMMON (as of 3/21/97)              ISP COMMON (as of 3/21/97)      PLEASE MARK YOUR CHOICE LIKE THIS [X] IN BLUE OR BLACK INK.

====================================================================================================================================
                   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF NOMINEES AND "FOR" PROPOSAL 2.
------------------------------------------------------------------------------------------------------------------------------------
1. Election of Directors                                2. Ratification of the appointment of Deloitte & Touche LLP as independent accountants for the period January 1, 1997 through March 31, 1997 and the fiscal year ending March 31, 1998.


                                    FOR      WITHHOLD
                                                                   FOR           AGAINST           ABSTAIN*
   Frederick D. Berkeley            [ ]         [ ]
                                                                   [ ]             [ ]               [ ]
   Alvaro Cadena                    [ ]         [ ]

   H. Russel Lemcke                 [ ]         [ ]
------------------------------------------------------------------------------------------------------------------------------------
3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.
====================================================================================================================================

   -                                      -        The undersigned hereby instructs the Committee to direct the Trustee of the Plan
  |                                         |      to vote in accordance with the voting instructions indicated above and hereby acknowledges receipt of the letter from the Committee dated April 8, 1997, a
                                                   Notice of Annual Meeting of Stockholders of Graham Corporation and a Proxy
                                                   Statement for the Annual Meeting.


                                                   Date
                                                   --------------------------------------------------------------------------------


                                                   Signature
                                                   --------------------------------------------------------------------------------


                                                   Signature
                                                   --------------------------------------------------------------------------------
   |                                       |
    -                                     -        Please sign exactly as your name appears on this instruction.  Each owner of shares held jointly must sign this voting instruction.  If signing as attorney, executor, administrator, trustee or guardian, please include your full title.
                                                   Corporate proxies must be signed by an authorized officer.

                                                   *  For purposes of the unallocated Shares held by the Employee Stock Ownership
                                                      Plan, abstention is equivalent to not voting.

GRAHAM CORPORATION                              CONFIDENTIAL VOTING INSTRUCTION


        THIS INSTRUCTION IS SOLICITED BY THE EMPLOYEE BENEFITS COMMITTEE
                              OF GRAHAM CORPORATION
                          AS A NAMED FIDUCIARY FOR THE
          EMPLOYEE STOCK OWNERSHIP PLAN OF GRAHAM CORPORATION ("PLAN")
        FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 8, 1997


                  The undersigned Participant, Former Participant or Beneficiary of a deceased Former Participant in the Plan (the "Instructor") hereby provides the voting instructions hereinafter specified to the Employee Benefits Committee of Graham Corporation (the "Committee"), which instructions shall be taken into account in directing the Trustee of the Plan to vote, in person, by limited or general power of attorney, or by proxy, the shares and fractional shares of common stock (the "Shares") of Graham Corporation (the "Corporation") which are held by the Trustee of the Plan, in its capacity as Trustee, as of March 21, 1997 (the "Record Date") at the Annual Meeting of Stockholders of the Corporation (the "Annual Meeting") to be held at the Industrial Management Council, 930 East Avenue, Rochester, New York on May 8, 1997 at 11:00 a.m., or at any adjournment thereof.

                  As to the nominees and the proposals listed on the reverse side hereof and as more particularly described in the Corporation's Proxy Statement dated March 27, 1997, the Committee will give voting directions to the Trustee of the Plan. Such directions will reflect the voting instructions filed by the Instructor on this Confidential Voting Instruction, in the manner described in the accompanying letter from the Committee dated April 8, 1997.

                  As to other matters which may properly come before the Annual Meeting, the Trustee will be instructed to vote upon such matters in its discretion, or cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by it.

                  The instructions set forth on the reverse side hereof will be taken into account as described above in directing the Trustee of the Plan how to vote the Shares of the Corporation held by it as of the Record Date in its capacity as Trustee, provided this card is received by William M.
Mercer, Inc. by April 25, 1997.

                  PLEASE MARK, SIGN AND DATE THIS VOTING INSTRUCTION CARD ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED ENVELOPE.

IF THIS VOTING INSTRUCTION IS SIGNED BUT NO DIRECTION IS GIVEN, THIS VOTING INSTRUCTION CARD WILL BE DEEMED TO INSTRUCT VOTES "FOR" THE ELECTION OF THE NOMINEES AND "FOR" PROPOSAL 2.


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

---------------------------
ESOP COMMON (as of 3/21/97)                                        PLEASE MARK YOUR CHOICE LIKE THIS [X] IN BLUE OR BLACK INK.

====================================================================================================================================
                   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF NOMINEES AND "FOR" PROPOSAL 2.
------------------------------------------------------------------------------------------------------------------------------------
1. Election of Directors                               2. Ratification of the appointment of Deloitte & Touche LLP as independent accountants for the period January 1, 1997 through March 31, 1997 and for the fiscal year ending March 31, 1998.


                                  FOR     WITHHOLD
                                                                 FOR           AGAINST           ABSTAIN*
   Frederick D. Berkeley          [ ]        [ ]
                                                                 [ ]             [ ]               [ ]
   Alvaro Cadena                  [ ]        [ ]

   H. Russel Lemcke               [ ]        [ ]
------------------------------------------------------------------------------------------------------------------------------------
3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.
====================================================================================================================================

   -                                    -        The undersigned hereby instructs the Committee to direct the Trustee of the Plan to
  |                                      |       vote in accordance with the voting instructions indicated above and hereby acknowledges receipt of the letter from the Committee dated April 8, 1997, a
                                                 Notice of Annual Meeting of Stockholders of Graham Corporation and a Proxy
                                                 Statement for the Annual Meeting.


                                                 Date
                                                 ----------------------------------------------------------------------------------


                                                 Signature
                                                 ----------------------------------------------------------------------------------


                                                 Signature
                                                 ----------------------------------------------------------------------------------
  |                                      |
    -                                   -        Please sign exactly as your name appears on this instruction.  Each owner of shares held jointly must sign this voting instruction.  If signing as attorney, executor, administrator, trustee or guardian, please include your full title.  Corporate proxies must be signed by an authorized officer.

                                                 *  For purposes of the unallocated Shares held by the Employee Stock Ownership
                                                    Plan, abstention is equivalent to not voting.
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
                          EMPLOYEE STOCK OWNERSHIP PLAN
                                       OF
                               GRAHAM CORPORATION



          AN EMPLOYEE BENEFIT PLAN FOR EMPLOYEES OF GRAHAM CORPORATION
                               AND ITS AFFILIATES


                               This Certifies that


                           is the beneficial owner of



         fully paid and non-assessable Shares, par value $.10 per share, of the COMMON STOCK of


                               GRAHAM CORPORATION

                A CORPORATION INCORPORATED UNDER THE LAWS OF THE
                                STATE OF DELAWARE


Issued in the name of the individual for the year 1996 and held for the named individual's benefit by Chase Bank, as Trustee of the Employee Stock Ownership Plan of Graham Corporation.

                             As of December 31, 1996


Cornelius S. Van Rees                                Frederick D. Berkeley, III
Secretary                                                             President




This Certificate is not a Certificate of Stock issued by Graham Corporation. A Certificate of Stock representing the Shares described herein has been issued to the Trustee. This Certificate and the interest in Shares represented hereby may not be transferred or assigned by the named individual.

    P R O X Y    1 9 9 7
                                 GRAHAM CORPORATION

             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                 The undersigned hereby appoints Jerald D. Bidlack and
            Philip S. Hill, or either of them, each with power of substitution, as proxies to attend the Annual Meeting of Stockholders of Graham Corporation to be held at the Industrial Management Council, 930 East Avenue, Rochester, New York on Thursday, May 8, 1997 at 11:00 a.m., and any adjournment thereof, and to vote in accordance with the following instructions the number of shares the undersigned would be entitled to vote if personally present at such meeting.


--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

[CAPTION]
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

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES AND FOR RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

                                                            FOR       WITHHOLD
       1. ELECTION OF DIRECTORS FROM THE                    / /         / /
          NOMINEES LISTED BELOW:
           FREDERICK D. BERKELEY to serve until 2000
           ALVARO CADENA to serve until 2000
           H. RUSSEL LEMCKE to serve until 2000

                                                                 FOR      AGAINST    ABSTAIN
       2. Ratification of the appointment of Deloitte            / /       / /         / /
          & Touche LLP as independent accountants for
          the period January 1, 1997 through March 31,
          1997 and for the fiscal year ending
          March 31, 1998.

       3. In their discretion, to vote upon all other matters as may be properly brought before the meeting.

   This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR the election of the nominees and FOR ratification of the appointment of auditors.

   Date:                    , 1997
        --------------------

        --------------------------

        --------------------------
       (Signature or Signatures)


              Please sign exactly as name(s) appears on this proxy and return it promptly whether you plan to attend the meeting or not. If you do attend, you may, of course, vote in person. The space below may be used for any questions or comments you may have.

              / / To help our preparation for the meeting, please check
                  here if you plan to attend.

                              FOLD AND DETACH HERE

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